UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2019

SELECTA BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37798	26-1622110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Arsenal Way
Watertown, MA 02472
(Address of principal executive offices) (Zip Code)

(617) 923-1400
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2019, John Leaman, M.D. notified Selecta Biosciences, Inc. (the “Company”) of his intention to resign as the Company’s Chief Financial Officer and Head of Corporate Strategy, effective March 31, 2019 (the “Effective Date”).

In connection with his resignation, the Company entered into a transition agreement and release with Dr. Leaman (the “Transition Agreement”) under which if Dr. Leaman remains continuously employed by the Company through the Effective Date or the Company terminates Dr. Leaman’s employment on or prior to the Effective Date without “cause” (as defined in Dr. Leaman’s employment agreement with the Company), then, subject to Dr. Leaman’s continued compliance with certain restrictive covenants and execution of a general release of claims, Dr. Leaman will be entitled to receive (i) continued payment of his annual base salary through December 31, 2019, (ii) a lump sum payment of a portion of his annual bonus for 2019 in the amount of $97,500, (iii) direct payment of continued medical, dental or vision coverage pursuant to COBRA for up to 9 months, and (iv) immediate vesting of his outstanding unvested stock options that would have vested based solely on his continued service if he had continued providing services to the Company until December 31, 2019 and extension of the right to exercise any vested stock options (after giving effect to the foregoing accelerated vesting) until March 31, 2020.

The foregoing description of the Transition Agreement is qualified in its entirety by reference to the full text of the Transition Agreement, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Transition Agreement and Release, dated March 6, 2019, between Selecta Biosciences, Inc. and John Leaman, M.D.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTA BIOSCIENCES, INC.

Date: March 8, 2019	By:	/s/ Carsten Brunn, Ph.D.
Carsten Brunn, Ph.D.
President and Chief Executive Officer